SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ----------------

      Date of Report (Date of Earliest Event Reported)    July 14, 2000


                      NORTH FORK BANCORPORATION, INC.
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    1-10458                36-3154608
  ----------------------------     ----------------       -------------------
  (State or Other Jurisdiction     (Commission File        (I.R.S. Employer
       of Incorporation)                Number)           Identification No.)


               275 Broadhollow Road Melville, New York  11747
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            (Address of Principal Executive Offices) (Zip Code)


  (Registrant's Telephone Number, Including Area Code)   (631) 844-1004



ITEM 5.  OTHER EVENTS.

      On May 15, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") filed Amendment No. 3 to its registration statement (the "Registration Statement") on Form S-4 with the Securities and Exchange Commission relating to the offer (the "Offer") by North Fork to exchange 0.9302 shares of North Fork common stock and $2.00 in cash for each outstanding share of common stock of Dime Bancorp, Inc., a Delaware corporation ("Dime"), including the associated preferred share purchase rights issued pursuant to the Dime stockholder protection rights plan. This current report on Form 8-K contains information updating certain information contained in the Registration Statement.

      Delaware Proxy Litigation. On July 14, 2000, North Fork filed a complaint against Dime and certain members of Dime's board of directors in the Court of Chancery of the State of Delaware. The complaint arises out of the proxy solicitation by North Fork seeking votes to withhold authority for the re-election of Dime's five director nominees (the "Incumbent Slate") in connection with the 2000 Annual Meeting of Stockholders of Dime which was held on Friday, July 14, 2000 (the "2000 Annual Meeting"). Based on unofficial voting reports, a substantial majority of the Dime Shares represented at the 2000 Annual Meeting voted to withhold authority for the re-election of the Incumbent Slate.

            Dime has stated that the Incumbent Slate would be re-elected to serve three-year terms ending in 2003 even if a majority of the Dime Shares present at the 2000 Annual Meeting were voted to withhold authority for their re-election. North Fork's complaint asserts that the Incumbent Slate was not re-elected, and its members are now holdover directors whose terms expire as soon as their successors are elected and qualified, which election must occur at a timely convened special meeting, or, in the alternative, no later than the 2001 Annual Meeting of Stockholders of Dime (the "2001 Annual Meeting").

            The complaint seeks (1) a declaratory judgment as to the effect of the vote of stockholders at the 2000 Annual Meeting, including that the Incumbent Slate was not re-elected, and (2) an order requiring Dime to hold an election for five directors to fill the board seats now occupied by the Incumbent Slate at a timely convened special meeting, or, in the alternative, no later than the 2001 Annual Meeting.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 19, 2000

                                   NORTH FORK BANCORPORATION, INC.


                                   By: /s/ Daniel M. Healy
                                      -----------------------------------
                                      Name:  Daniel M. Healy
                                      Title: Executive Vice President and
                                               Chief Executive Officer